SpectraScience
INNOVATIONS IN CANCER DETECTION

Investor Presentation

OneMedForum

June 23, 2011

Safe-Harbor Statement

This document may contain forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on assumptions which SpectraScience, Inc. ("SpectraScience"), as of the date of this document, believes to be reasonable and appropriate. SpectraScience cautions, however, that the actual facts and conditions that may exist in the future could vary materially from the assumed facts and conditions upon which such forward-looking statements are based. The risk factors identified in the SpectraScience filings with the Securities and Exchange Commission, including the company's most recent Annual Report on Form 10-K and the company's most recent Quarterly Report on Form 10-Q could impact any forward-looking statements contained in this document.

SpectraScience
INNOVATIONS IN CANCER DETECTION

SpectraScience, Inc

- Early stage revenue company that provides a more effective and accurate cancer detection and diagnosis capability without the need for physical biopsy
- Utilize light-based technologies to aid physicians consistent with their current practices and procedures
- Provide the only definitive non-invasive cancer diagnostic capability
- FDA approved products for diagnosis of colon cancer and detection of cervical cancer
- CE approved product for the diagnosis of all types of cancer

SpectraScience
INNOVATIONS IN CANCER DETECTION

Our Plan

- Launch our cancer diagnostic in the EU with a strategic partner to whom we provide competitive advantage
  - WavSTAT Optical Biopsy System works with flexible endoscopes
  - Flexible endoscope manufacturers are logical partners
  - Ongoing discussions with multiple potential partners
- Market first to EU, then to US with a focus on managed care
- Other initiatives:
  - Complete esophageal cancer application (mid-2012)
  - WavSTAT IV smaller footprint, improved user-interface (Oct. 2011)
  - Establish additional strategic partnerships

SpectraScience
INNOVATIONS IN CANCER DETECTION

Flexible Endoscopy Market

- The global market for flexible endoscopy devices is greater than $3 billion per annum
- Aging population and increased patient awareness will drive continued demand
- Optical Biopsy Forceps for colorectal cancer screening is approximately $ 1 B market annually
- Clear preference for minimally invasive procedures to reduce trauma and speed patient recovery
- Initial demand driven by EU, US and Japan; future demand in India and China

SpectraScience

Flexible Endoscopy Market


Global Company Share %
3.0%
9.0%
11.0%
Olympus Medical Systems Corporation
FUJI FILM Holdings Corporation
HOYA Corporation
KARL STORZ GmbH & Co. KG

Source: Company estimates

Our Value Proposition

Achieving Better Results	• Optical biopsy eliminates complications, less costly, more accurate
Recurring Revenue Stream for our Partner	• Breakeven sale of the WavSTAT base unit under a contract to purchase single-use optical biopsy forceps
Reaching Inflection Point in Business	• Well positioned to capitalize on market trends: reduced total cost which is driver for current practice
Differentiated	• Ability to both detect and diagnose
Strong IP Portfolio	• 33 active utility patents, 3 application patents, as well as 18 active European counterparts

SpectraScience
INNOVATIONS IN CANCER DETECTION

Achieving Better Results

- Current State of the Market: Visual Assessment and physical biopsy
  - Costly and subjective ($300-500 per patient)
- Costs reduced as optical biopsies replace physical biopsies
- Supports current "Resect & Discard" approach to colon cancer diagnosis
- WavSTAT is proven to improve physician's clinical accuracy by 10% to 25%
- An adjunct to the physician, WavSTAT allows more accurate diagnosis resulting in better patient outcomes

SpectraScience
INNOVATIONS IN CANCER DETECTION

Recurring Revenue Model

- WavSTAT instrument sold to distributor at nominal cost; consigned to customer
- One WavSTAT Optical Biopsy Forceps (single use) utilized per procedure
- Recurring revenue stream created by sales of single use optical biopsy forceps
  - Initial gross profit margin 50%, margin improvement with operating leverage
  - Distributor gross profit margin 40%
  - Breakeven for the distributor two quarters at projected average volumes
- Field Service Contract revenue remains with distributor

SpectraScience
INNOVATIONS IN CANCER DETECTION

Market Timing

- Current market for colorectal cancer screening in the US and EU approximately $1 Billion
- Regulatory approval
- Looking for a non-subjective tool to support current diagnostic practice
- Current practice of Resect & Discard using WavSTAT significantly reduces cost of colorectal cancer screening

SpectraScience
INNOVATIONS IN CANCER DETECTION

Resect & Discard

- Gastroenterologists looking for a tool to improve outcomes, while being faster, cheaper and more accurate than pathology
- Current tools increase procedure length, have considerable capital cost and are subjective and don't improve accuracy
- WavSTAT costs are for disposable only; in many cases can shorten procedure time
- Fewer patient complications associated with resection, significantly reduced pathology costs mean lower total cost of health care

SpectraScience

Platform Development

- Two current technologies (laser-induced fluorescence [LIF] and white light reflectance [WLR]) that can, individually, or combination, enable a heightened sensitivity/specificity
- Identified an additional technology (elastic scattering) which may further enhance specificity when used in combination with LIF and WLR
- "Multi-modal" future
- Three potential partners (endoscope; oncology/mammography; dermatology) to bring to market; three distinct channels

	Colon	Esophagus	Bladder	IBD	Stomach	Lung	Breast	Lymph	Skin
TBD									
ESS	√								
WLR	√		√						
LIF	√	√	√						

SpectraScience
INNOVATIONS IN CANCER DETECTION

Intellectual Property

- 33 active utility patents, 3 application patents as well as 18 active European counterparts
  - 8 Patents covering Optical Biopsy apparatus (forceps)
  - 6 optics patents for scanning technologies (detection)
  - 13 patents on analysis and analytics
  - 6 patents for calibration, alignment, normalizing, etc.
  - The largest patent portfolio in the field of optical methods for identifying cancer and its precursors
- A substantial barrier to entry
- Continue to broaden IP capability internally and via licensing

Key Takeaways

- Recession resistant market
- WavSTAT is faster, more accurate and less costly than current technologies
- Well positioned to benefit from "Resect & Discard" strategy in colorectal cancer screening
- Strong IP position
- Multiple potential applications on the WavSTAT platform to drive growth and diversify distribution access to the market

SpectraScience
INNOVATIONS IN CANCER DETECTION

Contacts

SpectraScience, Inc.
Michael Oliver
11568 Sorrento Valley Rd # 11
San Diego, CA 92121
Phone: 858-847-0200 ext. 2001
Fax: 858-847-0880
moliver@spectrascience.com

Investor
Hayden Communications Relations
Todd M. Pitcher
Phone: 760-798-4938
tpitcher@aspirecleantech.com